Exhibit 99.1

FOR IMMEDIATE RELEASE
February 25, 2010

Novell Reports Financial Results for First Fiscal Quarter 2010

•    Security, Management and Operating Platforms business unit invoicing grew 26% year-over-year
•    Solid operating margin performance

WALTHAM, Mass. – February 25, 2010 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its first fiscal quarter ended January 31, 2010. For the quarter, Novell reported net revenue of $202 million. This compares to net revenue of $215 million for the first fiscal quarter of 2009. GAAP income from operations for the first fiscal quarter of 2010 was $21 million. This compares to GAAP income from operations of $14 million for the first fiscal quarter of 2009. GAAP net income in the first fiscal quarter of 2010 was $20 million, or $0.06 per share. This compares to GAAP net income of $11 million, or $0.03 per share, for the first fiscal quarter of 2009. First fiscal quarter of 2010 results included a $5 million change in accounting estimate related to fiscal 2009 sales compensation that increased profitability in the first fiscal quarter of 2010. This benefit was more than offset by a $6 million negative impact to income from operations from foreign currency exchange rates compared to the same period last year. Foreign currency exchange rates favorably impacted net revenue by $1 million.

On a non-GAAP basis, income from operations for the first fiscal quarter of 2010 was $33 million. This compares to non-GAAP income from operations of $34 million in the same period last year. Non-GAAP net income for the first fiscal quarter of 2010 was $25 million, or $0.07 per share. This compares to non-GAAP net income of $24 million, or $0.07 per share, for the first fiscal quarter of 2009. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“We are pleased with the invoicing recovery in our Security, Management and Operating Platforms business unit as well as our solid operating margin performance this quarter,” said Ron Hovsepian, President and CEO of Novell.

Cash, cash equivalents and short-term investments were $991 million at January 31, 2010, up from $983 million last quarter. Days sales outstanding in accounts receivable was 50 days at the end of the first fiscal quarter of 2010, up from 46 days at the end of the year-ago quarter. Total deferred revenue was $646 million at the end of the first fiscal quarter of 2010, down from $705 million at the end of the year-ago quarter. For the first fiscal quarter of 2010, cash flow from operations was $5 million. This compares to cash flow from operations of $13 million for the first fiscal quarter of 2009, which included a $25 million payment from Microsoft.

Further details on Novell’s reported results are included in the financial schedules that are a part of this release.

Financial Outlook
Novell management issues the following guidance for the second fiscal quarter of 2010:
     • Net revenue is expected to be similar to first fiscal quarter of 2010 revenue levels
     • Non-GAAP operating margin is expected to be between 12% and 15%

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00PM ET on February 25, 2010. The conference call will be available live as a listen-only webcast from Novell’s Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell.” The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell® Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, and the sale of business operations, long-term investments, and property, plant and equipment.

We also present a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Legal Notice Regarding Forward-Looking Statements
This press release may include statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; market leadership and positioning; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell’s products and technology; and results achievable and benefits attainable through deployment of Novell’s products and provision of services. Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by the Company and in which the Company operates, the timing of which are impossible to accurately predict. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations and speak only as of the date hereof. We are subject to a number of risks, including, among others, risks relating to: indirect sales, growth rates of our business units, renewal of SUSE Linux Enterprise ServerTM subscriptions with customers who have received certificates from Microsoft, decline rates of Open Enterprise Server and NetWare® revenue, development of products and services, the Intelligent Workload Management market, software vulnerabilities, delays in product releases, reliance on open source software, adequacy of renewal rates, uncertain economic conditions, competition, rapid technological changes, failure to expand brand awareness, adequacy of technical support, pricing pressures, system failures, integration of acquisitions, industry consolidation, challenges resulting from a global business, foreign research and development operations, loss of key employees, intellectual property infringement, litigation matters, unpredictable financial results, impairments, the timing of revenue recognition, our investments, and effective use of our cash.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2009 filed with the SEC on December 22, 2009, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell, the Novell logo, and NetWare are registered trademarks of Novell, Inc. in the United States and other countries. *All third party trademarks are the property of their respective owners.

Press Contact:
Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:
Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                           Page 5 of 11

                                         Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                            (In thousands, except per share data)

                                                             Fiscal Quarter Ended
                                                      ---------------------------------
                                                       Jan 31, 2010       Jan 31, 2009
                                                      --------------     --------------
Net revenue:
  Software licenses                                    $     21,193       $     28,267
  Maintenance and subscriptions                             158,951            158,815
  Services (1)                                               22,222             27,789
                                                      --------------      -------------
Total net revenue                                           202,366            214,871
                                                      --------------      -------------

Cost of revenue:
  Software licenses                                           1,688              2,036
  Maintenance and subscriptions                              22,572             22,702
  Services                                                   19,458             22,159
                                                      --------------      -------------
Total cost of revenue                                        43,718             46,897
                                                      --------------      -------------

Gross profit                                                158,648            167,974
                                                      --------------      -------------

Operating expenses:
  Sales and marketing                                        68,916             76,894
  Product development                                        39,702             45,392
  General and administrative                                 25,827             24,195
  Other operating expenses (2)                                2,774              7,849
                                                      --------------      -------------
Total operating expenses                                    137,219            154,330

Income from operations                                       21,429             13,644
 Operating margin %                                           10.6%               6.3%

Other income, net:
  Interest income, net                                        2,899              5,790
  Other                                                       3,767             (3,426)
                                                      --------------      -------------
Total other income, net                                       6,666              2,364
                                                      --------------      -------------

Income from continuing operations before taxes               28,095             16,008

Income tax expense                                            7,906              6,367
                                                      --------------      -------------

Income from continuing operations                            20,189              9,641

Income from discontinued operations                               -              1,036
                                                      --------------      -------------

Net income                                             $     20,189        $    10,677
                                                      ==============      =============

Diluted earnings per share:

  Continuing operations                                $       0.06        $      0.03

  Net income                                           $       0.06        $      0.03

Weighted average shares                                     349,144            344,281

(1) Services includes professional services, technical support and training services.
(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                Page 6 of 11

                                         Novell, Inc.
                        Consolidated Unaudited Condensed Balance Sheets
                                        (In thousands)

                                                        Jan 31, 2010           Oct 31, 2009
                                                       --------------         --------------
Assets

  Current assets:
    Cash and cash equivalents                           $    607,050           $    591,656
    Short-term investments                                   384,242                391,809
    Restricted cash                                           53,045                 53,033
    Receivables, net                                         112,279                177,898
    Prepaid expenses                                          17,996                 17,708
    Current deferred tax assets                                5,442                  5,521
    Other current assets                                      23,023                 26,747
                                                       --------------         --------------
  Total current assets                                     1,203,077              1,264,372

  Property, plant and equipment, net                         167,009                170,459
  Long-term investments                                        2,070                 10,303
  Goodwill                                                   356,194                356,033
  Intangible assets, net                                      34,523                 36,621
  Deferred income taxes                                       21,673                 26,717
  Other assets                                                34,924                 38,403
                                                       --------------         --------------

  Total assets                                          $  1,819,470           $  1,902,908
                                                       ==============         ==============

Liabilities and Stockholders' Equity

  Current liabilities:
    Accounts payable                                    $     31,859           $     37,628
    Accrued compensation                                      49,388                 87,928
    Other accrued liabilities                                 82,081                 97,154
    Income taxes payable                                         718                      -
    Deferred revenue                                         464,850                495,245
                                                       --------------         --------------
  Total current liabilities                                  628,896                717,955

  Deferred income taxes                                        8,360                  8,403
  Other long-term liabilities                                 48,000                 48,502
  Long-term deferred revenue                                 181,031                193,526
                                                       --------------         --------------

  Total liabilities                                          866,287                968,386

  Stockholders' equity                                       953,183                934,522
                                                       --------------         --------------

  Total liabilities and stockholders' equity            $  1,819,470           $  1,902,908
                                                       ==============         ==============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                              Page 7 of 11
                                                                   Novell, Inc.
                                        Consolidated Unaudited Condensed Statements of Cash Flows
                                                                  (In thousands)

                                                                                Fiscal Quarter Ended
                                                                           -------------------------------
                                                                            Jan 31, 2010     Jan 31, 2009
                                                                           --------------   --------------

Cash flows from operating activities
  Net income                                                                $     20,189     $     10,677
  Adjustments to reconcile net income to net cash provided by operating activities:
    Stock-based compensation expense                                               6,450            8,031
    Depreciation and amortization                                                  7,437           11,021
    Change in accounts receivable allowances                                      (1,209)             212
    Utilization of previously reserved acquired net operating losses                   -            1,102
    Gain on debenture repurchases                                                      -              (68)
    Income from discontinued operations                                                -           (1,036)
    Impairment of investments                                                          -            1,677
    Gain on sale of previously impaired long-term investments                     (5,228)               -
    Gain on sale of subsidiary                                                         -             (200)
  Changes in current assets and liabilities, excluding the
   effect of acquisitions and dispositions                                       (22,443)         (18,818)
                                                                           --------------   --------------

 Net cash provided by operating activities                                         5,196           12,598
                                                                           --------------   --------------

Cash flows from investing activities
  Purchases of property, plant and equipment                                      (8,128)          (3,512)
  Short-term investment activity                                                  11,998            6,543
  Long-term investment activity                                                    7,303              535
  Change in restricted cash                                                          (12)            (178)
  Cash proceeds from sale of discontinued operations                                 243            1,036
  Cash paid for acquisitions, net of cash acquired                                     -          (42,950)
  Other                                                                            1,154           (2,350)
                                                                           --------------   --------------

 Net cash provided by (used in) investing activities                              12,558          (40,876)
                                                                           --------------   --------------

Cash flows from financing activities
  Issuances of common stock                                                          832              983
  Excess tax effects from stock-based compensation                                     1               26
  Debt repayment                                                                       -             (192)
  Debenture repurchases                                                                -           (3,869)
                                                                           --------------   --------------

 Net cash provided by (used in) financing activities                                 833           (3,052)
                                                                           --------------   --------------

Increase (decrease) in cash and cash equivalents                                  18,587          (31,330)
Effect of exchange rate changes on cash                                           (3,193)            (611)
Cash and cash equivalents - beginning of period                                  591,656          680,034
                                                                           --------------   --------------

Cash and cash equivalents - end of period                                   $    607,050     $    648,093
                                                                           ==============   ==============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                              Page 8 of 11
                                         Novell, Inc.
                       Unaudited Non-GAAP Adjusted Income From Operations
                              (In thousands, except per share data)

                                                                Fiscal Quarter Ended
                                                           -------------------------------
                                                            Jan 31, 2010     Jan 31, 2009
                                                           --------------   --------------

  GAAP income from operations                               $     21,429     $     13,644
                                                           --------------   --------------

    Adjustments:
      Stock-based compensation expense:
         Cost of revenue                                             559              912
         Sales and marketing                                       1,840            2,563
         Product development                                       2,064            2,505
         General and administrative                                1,987            2,051
                                                           --------------   --------------
           Sub-total                                               6,450            8,031
                                                           --------------   --------------

      Acquisition-related intangible asset amortization:
         Cost of revenue                                           1,090            2,753
         Sales and marketing                                       1,008            1,550
                                                           --------------   --------------
           Sub-total                                               2,098            4,303
                                                           --------------   --------------

      Other operating expenses (income):
         Restructuring expenses                                    2,774            8,049
         Gain on sale of subsidiary                                    -             (200)
                                                           --------------   --------------
           Sub-total                                               2,774            7,849
                                                           --------------   --------------

    Total operating adjustments                                   11,322           20,183

  Non-GAAP income from operations                           $     32,751     $     33,827
                                                           ==============   ==============

    Non-GAAP operating margin %                                    16.2%            15.7%

----------------------------------------------------------------------------------------------

                                         Novell, Inc.
                           Unaudited Non-GAAP Adjusted Net Income
                            (In thousands, except per share data)

                                                                Fiscal Quarter Ended
                                                           -------------------------------
                                                            Jan 31, 2010     Jan 31, 2009
                                                           --------------   --------------

  GAAP net income                                           $     20,189     $     10,677
                                                           --------------   --------------

    Operating adjustments (detailed above)                        11,322           20,183
    Non-operating expenses (income) adjustments:
      Gain on sale of previously impaired
        long-term investments                                     (5,228)               -
      Gain on debenture repurchases                                    -              (68)
      Impairment of investments                                        -            1,677
                                                           --------------   --------------
         Sub-total                                                (5,228)           1,609
                                                           --------------   --------------

    Total pre-tax adjustments                                      6,094           21,792

    Income tax adjustments                                        (1,475)          (7,023)

    Income from discontinued operations                                -           (1,036)
                                                           --------------   --------------

    Total net adjustments                                          4,619           13,733

  Non-GAAP net income and non-GAAP income
    from continuing operations                              $     24,808     $     24,410
                                                           ==============   ==============

  GAAP net income per share                                 $       0.06     $       0.03
    Total adjustments detailed above                                0.01             0.04
                                                           --------------   --------------

  Non-GAAP net income per share and non-GAAP
    income from continuing operations per share             $       0.07     $       0.07
                                                           ==============   ==============

  Non-GAAP weighted average shares                               349,144          344,281
                                                           ==============   ==============

                                                                                                             Page 9 of 11

                                                           Novell, Inc.
                                         Consolidated Unaudited Condensed Segment Results
                                              (in thousands, except per share data)

                                                           Fiscal Quarter Ended January 31, 2010
                                    ---------------------------------------------------------------------------------------

                                         Security,
                                       Management and              Collaboration             Common
                                     Operating Platforms     %       Solutions       %     Unallocated     Total       %
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Net revenue:
  Software licenses                        $      13,460    10.8     $     7,733    10.0    $        -   $  21,193    10.5
  Maintenance and subscriptions                   95,205    76.4          63,746    82.0             -     158,951    78.5
  Services                                        15,989    12.8           6,233     8.0             -      22,222    11.0
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total net revenue                                124,654   100.0          77,712   100.0             -     202,366   100.0
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Cost of revenue:
  Software licenses                                1,334     1.1             227     0.3           127       1,688     0.8
  Maintenance and subscriptions                   14,372    11.5           7,088     9.1         1,112      22,572    11.2
  Services                                        14,122    11.3           4,926     6.3           410      19,458     9.6
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total cost of revenue                             29,828    23.9          12,241    15.8         1,649      43,718    21.6
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Gross profit                                      94,826    76.1          65,471    84.2        (1,649)    158,648    78.4
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Operating expenses:
  Sales and marketing                             53,564    43.0          12,504    16.1         2,848      68,916    34.1
  Product development                             29,915    24.0           7,723     9.9         2,064      39,702    19.6
  General and administrative                      15,272    12.3           8,568    11.0         1,987      25,827    12.8
  Other operating expenses                             -       -              -        -         2,774       2,774     1.4
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total operating expenses                          98,751    79.2          28,795    37.1         9,673     137,219    67.8
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Income (loss) from operations              $      (3,925)   (3.1)    $    36,676    47.2    $  (11,322)  $  21,429    10.6
                                    ===================== ======= =============== ======= ============= =========== =======

                                                           Fiscal Quarter Ended October 31, 2009
                                    -------------------------------------------------------------------------------------

                                         Security,
                                       Management and              Collaboration             Common
                                     Operating Platforms     %       Solutions       %     Unallocated     Total       %
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Net revenue:
  Software licenses                        $      19,430    14.8     $    11,952    14.2    $        -   $  31,382    14.6
  Maintenance and subscriptions                   94,189    71.6          65,713    78.1             -     159,902    74.2
  Services                                        17,859    13.6           6,492     7.7             -      24,351    11.3
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total net revenue                                131,478   100.0          84,157   100.0             -     215,635   100.0
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Cost of revenue:
  Software licenses                                2,247     1.7             384     0.5           336       2,967     1.4
  Maintenance and subscriptions                   14,816    11.3           7,603     9.0         1,857      24,276    11.3
  Services                                        14,908    11.3           5,101     6.1           417      20,426     9.5
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total cost of revenue                             31,971    24.3          13,088    15.6         2,610      47,669    22.1
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Gross profit                                      99,507    75.7          71,069    84.4        (2,610)    167,966    77.9
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Operating expenses:
  Sales and marketing                             51,305    39.0          13,090    15.6         4,365      68,760    31.9
  Product development                             35,077    26.7           8,958    10.6         1,721      45,756    21.2
  General and administrative                      16,294    12.4           8,863    10.5         1,791      26,948    12.5
  Other operating expenses                             -       -               -       -       285,636     285,636   132.5
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total operating expenses                         102,676    78.1          30,911    36.7       293,513     427,100   198.1
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Income (loss) from operations              $      (3,169)   (2.4)    $    40,158    47.7    $ (296,123)  $(259,134) (120.2)
                                    ===================== ======= =============== ======= ============= =========== =======

                                                           Fiscal Quarter Ended January 31, 2009
                                    -------------------------------------------------------------------------------------

                                         Security,
                                       Management and              Collaboration             Common
                                     Operating Platforms     %       Solutions       %     Unallocated     Total       %
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Net revenue:
  Software licenses                        $      15,103    12.1     $    13,164    14.6    $        -   $  28,267    13.2
  Maintenance and subscriptions                   90,546    72.5          68,269    75.8             -     158,815    73.9
  Services                                        19,202    15.4           8,587     9.5             -      27,789    12.9
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total net revenue                                124,851   100.0          90,020   100.0             -     214,871   100.0
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Cost of revenue:
  Software licenses                                1,184     0.9             451     0.5           401       2,036     0.9
  Maintenance and subscriptions                   12,011     9.6           8,196     9.1         2,495      22,702    10.6
  Services                                        15,228    12.2           6,162     6.8           769      22,159    10.3
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total cost of revenue                             28,423    22.8          14,809    16.5         3,665      46,897    21.8
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Gross profit                                      96,428    77.2          75,211    83.5        (3,665)    167,974    78.2
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Operating expenses:
  Sales and marketing                             56,924    45.6          15,857    17.6         4,113      76,894    35.8
  Product development                             33,974    27.2           8,913     9.9         2,505      45,392    21.1
  General and administrative                      13,935    11.2           8,209     9.1         2,051      24,195    11.3
  Other operating expenses                             -       -               -       -         7,849       7,849     3.7
                                    --------------------- ------- --------------- ------- ------------- ----------- -------
Total operating expenses                         104,833    84.0          32,979    36.6        16,518     154,330    71.8
                                    --------------------- ------- --------------- ------- ------------- ----------- -------

Income (loss) from operations              $      (8,405)   (6.7)    $    42,232    46.9    $  (20,183)  $  13,644     6.3
                                    ===================== ======= =============== ======= ============= =========== =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                 Page 10 of 11

                                                                         Novell, Inc.
                                     Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                        (In thousands)

                                                                                      Fiscal Year                                    Change from
                                                       Q1 2009    %    Q4 2009%      2009       %    Q1 2010    %   Q4 2009 to Q1 2010  Q1 2009 to Q1 2010
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ------------------  ------------------

Security, management and operating platforms
  Open platform solutions
    Linux platform products
      Software licenses                                $      -     -  $      -     -  $        -     -  $      -     -  $      -       -    $      -       -
      Maintenance and subscriptions                      35,230  16.4    39,011  18.1     149,162  17.3    37,473  18.5    (1,538)   (3.9)      2,243     6.4
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                         35,230  16.4    39,011  18.1     149,162  17.3    37,473  18.5    (1,538)   (3.9)      2,243     6.4
    Other open platform products
      Software licenses                                       -     -        21   0.0         125   0.0        21   0.0         -       -          21       -
      Maintenance and subscriptions                       1,881   0.9     1,979   0.9       7,592   0.9     1,732   0.9      (247)  (12.5)       (149)   (7.9)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                          1,881   0.9     2,000   0.9       7,717   0.9     1,753   0.9      (247)  (12.4)       (128)   (6.8)

                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
  Total open platform solutions                          37,111  17.3    41,011  19.0     156,879  18.2    39,226  19.4    (1,785)   (4.4)      2,115     5.7
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------

  Identity and security management
    Identity, access and compliance management
      Software licenses                                   5,531   2.6    10,360   4.8      31,908   3.7     7,132   3.5    (3,228)  (31.2)      1,601    28.9
      Maintenance and subscriptions                      20,604   9.6    19,606   9.1      80,340   9.3    22,357  11.0     2,751    14.0       1,753     8.5
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                         26,135  12.2    29,966  13.9     112,248  13.0    29,489  14.6      (477)   (1.6)      3,354    12.8
    Other identity and security management
      Software licenses                                     436   0.2       426   0.2       1,965   0.2       177   0.1      (249)  (58.5)       (259)  (59.4)
      Maintenance and subscriptions                       1,715   0.8     1,781   0.8       6,837   0.8     1,323   0.7      (458)  (25.7)       (392)  (22.9)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                          2,151   1.0     2,207   1.0       8,802   1.0     1,500   0.7      (707)  (32.0)       (651)  (30.3)

                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
  Total identity and security management                 28,286  13.2    32,173  14.9     121,050  14.0    30,989  15.3    (1,184)   (3.7)      2,703     9.6
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------

  Systems and resource management
      Software licenses                                   9,136   4.3     8,623   4.0      33,806   3.9     6,130   3.0    (2,493)  (28.9)     (3,006)  (32.9)
      Maintenance and subscriptions                      31,116  14.5    31,812  14.8     126,963  14.7    32,320  16.0       508     1.6       1,204     3.9
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
  Total systems and resource management                  40,252  18.7    40,435  18.8     160,769  18.6    38,450  19.0    (1,985)   (4.9)     (1,802)   (4.5)

  Total security, management and operating platforms    105,649  49.2   113,619  52.7     438,698  50.9   108,665  53.7    (4,954)   (4.4)      3,016     2.9

Collaboration solutions
    OES and NetWare-related
      Software licenses                                   3,977   1.9     5,504   2.6      20,232   2.3     4,113   2.0    (1,391)  (25.3)        136     3.4
      Maintenance and subscriptions                      40,176  18.7    38,080  17.7     157,524  18.3    37,582  18.6      (498)   (1.3)     (2,594)   (6.5)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                         44,153  20.5    43,584  20.2     177,756  20.6    41,695  20.6    (1,889)   (4.3)     (2,458)   (5.6)
    Collaboration
      Software licenses                                   3,136   1.5     3,827   1.8      14,822   1.7     1,702   0.8    (2,125)  (55.5)     (1,434)  (45.7)
      Maintenance and subscriptions                      21,791  10.1    20,477   9.5      85,123   9.9    19,826   9.8      (651)   (3.2)     (1,965)   (9.0)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                         24,927  11.6    24,304  11.3      99,945  11.6    21,528  10.6    (2,776)  (11.4)     (3,399)  (13.6)
    Other collaboration solutions
      Software licenses                                   6,051   2.8     2,621   1.2      14,061   1.6     1,918   0.9      (703)  (26.8)     (4,133)  (68.3)
      Maintenance and subscriptions                       6,302   2.9     7,156   3.3      27,204   3.2     6,338   3.1      (818)  (11.4)         36     0.6
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
                                                         12,353   5.7     9,777   4.5      41,265   4.8     8,256   4.1    (1,521)  (15.6)     (4,097)  (33.2)

  Total collaboration solutions                          81,433  37.9    77,665  36.0     318,966  37.0    71,479  35.3    (6,186)   (8.0)     (9,954)  (12.2)

  Total software licenses, maintenance
    and subscriptions
      Software licenses                                  28,267  13.2    31,382  14.6     116,919  13.6    21,193  10.5   (10,189)  (32.5)     (7,074)  (25.0)
      Maintenance and subscriptions                     158,815  73.9   159,902  74.2     640,745  74.3   158,951  78.5      (951)   (0.6)        136     0.1
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------
  Total product revenue                                 187,082  87.1   191,284  88.7     757,664  87.9   180,144  89.0   (11,140)   (5.8)     (6,938)   (3.7)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------

  Services                                               27,789  12.9    24,351  11.3     104,521  12.1    22,222  11.0    (2,129)   (8.7)     (5,567)  (20.0)
                                                      --------- ----- --------- ----- ----------- ----- --------- ----- ---------- -------  ---------- -------

Total net revenue                                     $ 214,871 100.0 $ 215,635 100.0  $  862,185 100.0 $ 202,366 100.0 $ (13,269)   (6.2)  $ (12,505)   (5.8)
                                                      ========= ===== ========= ===== =========== ===== ========= ===== ========== =======  ========== =======

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                     Security, Management and Operating Platforms

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > SUSE Engineering

                        Identity and Security Management

                              Identity, Access and Compliance Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin
                              > Managed Objects

                     Collaboration Solutions

                              Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Collaboration Solutions

                                    > BorderManager

                     Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services